Exhibit 10.29

EXECUTION COPY

Form of U.K. Subsidiary Guarantee by Guarantors (as defined therein)
in favor of Wachovia Bank, N.A., the Lenders
and the Issuing Bank (as defined therein) dated as of December 23, 2002

U.K. SUBSIDIARY GUARANTY

          THIS GUARANTY (this “Guaranty”) dated as of December 23, 2002 is made by the undersigned (collectively, the “Guarantors” and each individually a “Guarantor”), in favor of the Secured Parties (as defined below) and Wachovia Bank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

          WHEREAS, of even date herewith Hollinger International Publishing Inc. (“Publishing”), Telegraph Group Limited (“TGL”) and First DT Holdings Limited (“FDTH”, together with Publishing and TGL, each a “Borrower” and collectively, the “Borrowers”) entered into the Fifth Amended and Restated Credit Agreement (together with all amendments and other modifications, if any, from time to time made thereto, the “Amended and Restated Credit Agreement”), with various financial institutions (together with their respective successors and assigns, collectively the “Lenders” and each individually a “Lender”), the Administrative Agent and Wachovia Securities, Inc., as sole lead arranger and book runner, Toronto Dominion (Texas), Inc. as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent, pursuant to which the Lenders agreed to make various credit extensions to the Borrowers; and

          WHEREAS, as a covenant for the making of the loans and the issuance of the letter(s) of credit under the Amended and Restated Credit Agreement, the Borrowers agreed to cause the Guarantors to execute and deliver this Guaranty; and

          WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

          WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the loans made from time to time to the Borrowers and the letters of credit issued or created from time to time for the account of the Borrowers pursuant to the Amended and Restated Credit Agreement;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans and issue or participate in Letters of Credit (including the initial Credit Extensions) to the Borrowers pursuant to the Amended and Restated Credit Agreement, each Guarantor agrees, for the benefit of the Administrative Agent and the other Secured Parties, as follows:

ARTICLE I.

DEFINITIONS

          SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following

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meanings (such definitions to be equally applicable to the singular and plural forms thereof):

          Amended and Restated Credit Agreement is defined in the first recital.

          Borrowers is defined in the first recital.

          FDTH is defined in the first recital.

          Guaranteed Obligations is defined in Section 2.1 hereof.

          Guaranteed Obligors means TGL, FDTH, each Guarantor and, [in addition, but only in the case of Hollinger UK Holdings Limited (a) Publishing and (b) from and after the date the Subordinated Notes (as defined in the Amended and Restated Credit Agreement) are paid in full or amended in such a manner as not to prohibit such guaranty, Hollinger International][Needs explanation].

          Guarantor is defined in the preamble.

          Guaranty is defined in the preamble.

          Hedging Agreements means all agreements that are defined to be “Hedging Agreements” in the Amended and Restated Credit Agreement that are entered into between any Borrower and a Qualified Hedge Counterparty.

          Hollinger International means Hollinger International Inc., a Delaware corporation.

          Lender is defined in the first recital.

          Loan Documents means those agreements and other documents defined as “Loan Documents” in the Amended and Restated Credit Agreement and, in addition, all Hedging Agreements.

          Publishing is defined in the first recital.

          Qualified Hedge Counterparty means Wachovia Bank, N.A. and each other Person who, on the date the applicable Hedging Agreement is entered into, is a Lender or an affiliate of a Lender.

          Secured Parties means the Lenders, the Issuing Bank, the Administrative Agent and each Qualified Hedge Counterparty.

          TGL is defined in the first recital.

          SECTION 1.2. Amended and Restated Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

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          SECTION 1.3. Subsidiary Note Acceleration. Each Guarantor which is the maker of a Subsidiary Note pledged to the Administrative Agent for the benefit of the Secured Parties hereby consents to acceleration of its Subsidiary Note in accordance with the terms of Section 6(c) of the U.S. Pledge Agreement.

ARTICLE II.

GUARANTY PROVISIONS

          SECTION 2.1. Guaranty. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably, and jointly and severally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Guaranteed Obligors to each of the Lenders, the Issuing Bank, the Administrative Agent and each Qualified Hedge Counterparty, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Amended and Restated Credit Agreement, any Letter of Credit or Letter of Credit Application, any Hedging Agreement or any other Loan Document, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the “Guaranteed Obligations”); provided always that the Guaranteed Obligations of each Guarantor (other than Hollinger UK Holdings Limited (“HUKH”) ) shall not extend to nor include the obligations hereunder of HUKH in respect of Publishing or Hollinger International as Guaranteed Obligors, and agrees to pay any and all expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Guaranteed Obligor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Guaranteed Obligor.

          (b)  Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Secured Party hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of each Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 12.1.4 of the Credit Agreement or Title 11, U.S. Code or any similar foreign, federal or state law for the relief of debtors.

          (c)  Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted

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by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

          (d)  This Guaranty constitutes a guaranty by each Guarantor of payment when due and not of collection and each Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agent or any other Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any of the Guaranteed Obligors (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

          SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of any Event of Default under Section 12.1.4 of the Amended and Restated Credit Agreement, and if such event shall occur at a time when any of the Guaranteed Obligations are not then due and payable, such Guarantor shall pay to the Administrative Agent for the account of the Administrative Agent and the other Secured Parties forthwith the full amount which would be payable hereunder by such Guarantor if all Guaranteed Obligations were then due and payable.

          SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment by each Guarantor, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full, finally and indefeasibly, all obligations of such Guarantor hereunder shall have been paid in full, finally and indefeasibly, and the commitments under the Facilities, all Letters of Credit, all Hedging Agreements and any other commitments by the Administrative Agent or any other Secured Party to the Guaranteed Obligors shall have terminated (even if the Letters of Credit shall have been cash collateralized). Each Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Amended and Restated Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the other Secured Parties or any of them is hereby authorized, without notice to any Guarantor, and shall in no way impair the rights of the Administrative Agent or the other Secured Parties or the obligations of any Guarantor under this Guaranty, including the guaranty hereunder of such additional Guaranteed Obligations. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

          (a)  any lack of validity, legality or enforceability of the Amended and Restated Credit Agreement, or any other Loan Document;

          (b)  the failure of the Administrative Agent or any other Secured Party

(i) to assert any claim or demand or to enforce any right or remedy against any of the Guaranteed Obligors or any other Person (including any other guarantor) under the provisions of the Amended and Restated Credit Agreement, any other Loan Document or otherwise, or to join any such Person in any action against any of the Guaranteed Obligors or any other Person, or

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(ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

          (c)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

          (d)  any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

          (e)  any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Amended and Restated Credit Agreement or any other Loan Document;

          (f)  (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agent or any other Secured Party, securing or supporting any of the Guaranteed Obligations;

          (g)  any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Guaranteed Obligor under the Loan Documents or any other assets of any Guaranteed Obligor or any of its Subsidiaries;

          (h)  any failure of any Secured Party to disclose to any Guaranteed Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Guaranteed Obligor now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

          (i)  any change, restructuring or termination of the corporate structure or existence of any Guaranteed Obligor or any of its Subsidiaries;

          (j)  the failure of any other Person to execute or deliver this Guaranty or any other guaranty or agreement, or the release or reduction of liability of any Guarantor or any other guarantor or surety with respect to the Guaranteed Obligations; or

          (k)  any other circumstances (including, without limitation, any statute of limitations) which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor, any Guaranteed Obligor, any surety or any other guarantor.

          SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must

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otherwise be restored by the Administrative Agent or any other Secured Party, upon the insolvency, bankruptcy or reorganization of any Guaranteed Obligor, any other Person or otherwise, as though such payment had not been made.

          SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against any Guaranteed Obligor or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

          SECTION 2.6. Waivers and Contribution (a) Until the Guaranteed Obligations have been paid in cash indefeasibly in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Guaranteed Obligors or any other Person that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against the Guaranteed Obligors or any other Person or any collateral which the Administrative Agent or any other Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Guaranteed Obligors or any other Person, directly or indirectly, in cash or other property or by setoff or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash indefeasibly in full and the commitments under the Facilities, all Letters of Credit, all Hedging Agreements and any other commitments by the Administrative Agent or any other Secured Party to the Guaranteed Obligors shall not have been terminated, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Administrative Agent and the other Secured Parties, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured.

          (b)  Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (c)  Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights or other rights to proceed against any of the other Guaranteed Obligors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of setoff or counterclaim against or in respect of the Obligations.

          (d)  Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon and without affecting the liability under this Guaranty, foreclose with respect to any Collateral by nonjudicial sale, and each Guarantor hereby

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waives any defense to the recovery by the Administrative Agent and the other Secured Parties of any deficiency after such nonjudicial sale.

          (e)  Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Guaranteed Obligor or any of its Subsidiaries now or hereafter known by such Secured Party.

          (f)  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Amended and Restated Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to make Loans and issue or participate in Letters of Credit under the Amended and Restated Credit Agreement, each Guarantor represents and warrants with respect to itself to the Administrative Agent and the other Secured Parties that:

          SECTION 3.1. Organization, etc. Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; such Guarantor is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and such Guarantor has full corporate power and authority to own its property and conduct its business as presently conducted by it.

          SECTION 3.2. Authorization; No Conflict. The execution and delivery by such Guarantor of this Guaranty and each other Loan Document to which it is intended to be a party, and the performance by such Guarantor of its obligations under each Loan Document to which it is intended to be a party are within the corporate powers of such Guarantor, have been duly authorized by all necessary corporate action on the part of such Guarantor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on such Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the articles of association or other organizational documents of such Guarantor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on such Guarantor or (c) result in, or require, the creation or imposition of any Lien on any property of such Guarantor (other than pursuant to the Loan Documents).

          SECTION 3.3. Validity and Binding Nature. This Guaranty is, and upon the execution and delivery thereof each other Loan Document to which such Guarantor is intended to be a party will be, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in

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effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

          SECTION 3.4. Independent Credit Decision. Such Guarantor has, independently and without reliance upon the Administrative Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each Guaranteed Obligor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such Guaranteed Obligor.

          SECTION 3.5. Conditions Precedent. There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

ARTICLE IV.

INDEMNIFICATION

          SECTION 4.1. General Indemnity. Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Guaranteed Obligor enforceable against such Guaranteed Obligor in accordance with their terms.

          SECTION 4.2. Additional Provision. Each Guarantor hereby also agrees that none of the Indemnified Parties shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Advances or Letters of Credit, the Loan Documents or any other transactions contemplated by the Loan Documents.

ARTICLE V.

SUBORDINATION

          Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to it by each Borrower (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Article:

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          SECTION 5.1. Prohibited Payments, etc. Except during the continuance of an Event of Default or an Unmatured Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Borrower), each Guarantor may receive regularly scheduled payments from any Borrower on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default or Unmatured Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Borrower), however, unless the Administrative Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

          SECTION 5.2. Prior Payment of Guaranteed Obligations. In any proceeding under any Bankruptcy Law relating to any Borrower, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Law, whether or not constituting an allowed claim in such proceeding (“Post Petition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

          SECTION 5.3. Turn-Over. After the occurrence and during the continuance of any Event of Default or Unmatured Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Borrower), each Guarantor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

          SECTION 5.4. Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default or Unmatured Event of Default (including the commencement and continuation of any proceeding under any Bankruptcy Law relating to any Borrower), the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

ARTICLE VI.

MISCELLANEOUS PROVISIONS

          SECTION 6.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

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          SECTION 6.2. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, or any Lender shall have any commitment under the Facilities, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that any Borrower has agreed to cause each Guarantor or such Subsidiaries to perform or observe.

          SECTION 6.3. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. This Guaranty shall be binding upon each Guarantor and its respective successors, transferees and assigns, and all references herein to the Guaranteed Obligors and any Guarantor, respectively, shall be deemed to include any of such Person’s successor or successors, whether intermediate or remote. Any Lender may from time to time, in accordance with Section 15.9 of the Amended and Restated Credit Agreement, without notice to any Guarantor, assign or transfer any or all of the Guaranteed Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Obligations shall be and remain Guaranteed Obligations for the purpose of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranteed Obligations, be entitled to the benefits of this Guaranty and shall be protected to the same extent as if such assignee or transferee were a Lender.

          SECTION 6.4. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 6.5. Addresses for Notices to the Guarantors. All notices hereunder to any Guarantor shall be in writing (including via facsimile) and shall be sent to it at the address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such Guarantor in a written notice received by the Administrative Agent. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been received when received.

          SECTION 6.6. No Waiver; Remedies; Security. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Pursuant to the Amended and Restated Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the other Secured Parties. All payments by any Guarantor pursuant to this Guaranty shall be made to the Administrative Agent and applied to costs, expenses, fees or the ratable benefit of the Secured Parties, as applicable. This Guaranty is secured by various Collateral Documents delivered by one or more of the Guarantors and reference is made

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to such Collateral Documents for a description of the collateral security for this Guaranty, the nature and extent of such Collateral and the rights of the parties in and to such Collateral.

          SECTION 6.7. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

          SECTION 6.8. Setoff. In addition to, and not in limitation of, any rights of the Administrative Agent or any other Secured Party under applicable law, the Administrative Agent or any other Secured Party shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, and each Guarantor hereby grants to the Administrative Agent and each of the other Secured Parties a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with the Administrative Agent or such other Secured Party and any and all property of every kind or description of or in the name of such Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or such other Secured Party or any agent or bailee therefor.

          SECTION 6.9. Fees and Expenses. Each Guarantor further agrees to pay all reasonable expenses (including reasonable attorneys’ fees and legal expenses) paid or incurred by the Administrative Agent or any other Secured Party in endeavoring to collect the Guaranteed Obligations, or any part thereof, in realizing upon or protecting any Collateral for this Guaranty, and in enforcing this Guaranty against such Guarantor.

          SECTION 6.10. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          SECTION 6.11. Governing Law, Entire Agreement, Counterparts, etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Agreement. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Guaranty.

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          SECTION 6.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUCH LITIGATION MAY BE BROUGHT AND MAINTAINED AND/OR ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS HOLLINGER INTERNATIONAL INC., 712 FIFTH AVENUE, NEW YORK, NEW YORK 10019, USA (THE “PROCESS AGENT”), ATTENTION: MARK KIPNIS, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH LITIGATION. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO EACH GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT’S ABOVE ADDRESS, AND EACH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 6.13. Waiver of Jury Trial. EACH GUARANTOR AND, BY ACCEPTING THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH OTHER SECURED PARTY HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

U.K. Subsidiary Guaranty

     SECTION 6.14. Taxes. All payments to be made by each Guarantor to any person hereunder shall be made free and clear of, and without deduction or withholding for or on account of, tax unless such Guarantor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Guarantor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

     SECTION 6.15. Judgment Currency. The obligations of each Guarantor, in respect of any sum due to the Administrative Agent or any other Secured Party hereunder shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum was originally denominated (the “Original Currency”), be discharged only to the extent that following receipt by the Administrative Agent or such Secured Party of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Secured Party, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Secured Party, each Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Secured Party, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Secured Party, as the case may be, the Administrative Agent or such Secured Party agrees to remit such excess to such Guarantor.

U.K. Subsidiary Guaranty

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

CREDITSCHEME LIMITED

By:

Name:

Title:

Address:	1 Canada Square, Canary Wharf London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House, 45 King William Street London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street Toronto Ontario M5C 2B7

Attention:	Jack Boultbee
Facsimile:	(416) 364-0832

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue Chicago Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.K. Subsidiary Guaranty

DEEDTASK LIMITED

By:

Name:

Title:

Address:	1 Canada Square, Canary Wharf London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House, 45 King William Street London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street Toronto Ontario M5C 2B7

Attention:	Jack Boultbee
Facsimile:	(416) 364-0832

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue Chicago Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.K. Subsidiary Guaranty

DT HOLDINGS LIMITED

By:

Name:

Title:

Address:	1 Canada Square Canary Wharf London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House, 45 King William Street London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street Toronto Ontario M5C 2B7

Facsimile No.:	(416) 364-0832
Attention:	Jack Boultbee

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue Chicago Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.K. Subsidiary Guaranty

SECOND DT HOLDINGS LIMITED

By:

Name:

Title:

Address:	1 Canada Square Canary Wharf London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House, 45 King William Street London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street Toronto Ontario M5C 2B7

Facsimile No.:	(416) 364-0832
Attention:	Jack Boultbee

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue Chicago Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.K. Subsidiary Guaranty

HOLLINGER UK HOLDINGS LIMITED

By:

Name:

Title:

Address:	1 Canada Square Canary Wharf London E14 5DT

Facsimile No.:	0207-538-7585
Attention:	The Secretary

With a copy to:	c/o Stikeman, Elliott

Address:	Regis House, 45 King William Street London EC4R 9AN

Facsimile No.:	0207-648-1400
Attention:	Jeffrey Keey

With a copy to:	c/o Hollinger Inc.

Address:	10 Toronto Street Toronto Ontario M5C 2B7

Facsimile No.:	(416) 364-0832
Attention:	Jack Boultbee

With a copy to:	c/o Hollinger International Inc.

Address:	401 North Wabash Avenue Chicago Illinois 60611

Facsimile No.:	(312) 321-0629
Attention:

U.K. Subsidiary Guaranty

The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

By:

Name:

Title:

Address:

Facsimile No.:

Attention:

U.K. Subsidiary Guaranty